Employees' Savings Plan	12 Months Ended
Jun. 30, 2019
Retirement Benefit Plans [Abstract]
Compensation and Employee Benefit Plans [Text Block]	Employees’ Savings Plans
Defined contribution plans
We maintain certain government-mandated and defined contribution plans throughout the world. Our most significant defined contribution retirement plans are in the U.S. and comply with Section 401(k) of the Internal Revenue Code. We offer eligible employees in the U.S. the opportunity to participate in one of these plans and match most employees' eligible contributions at various rates subject to service vesting as specified in each of the related plan documents.
We expensed $11,401, $11,723 and $11,691 for our government-mandated and defined contribution plans in the years ended June 30, 2019, 2018 and 2017, respectively.
Defined benefit plan
We currently have a defined benefit plan that covers substantially all of our employees in Switzerland. Our Swiss plan is a government-mandated retirement fund with benefits generally earned based on years of service and compensation during active employment; however, the level of benefits varies within the plan. Eligibility is determined in accordance with local statutory requirements. Under this plan, both we and certain of our employees with annual earnings in excess of government determined amounts are required to make contributions into a fund managed by an independent investment fiduciary. Employer contributions must be in an amount at least equal to the employee’s contribution. Minimum employee contributions are based on the respective employee’s age, salary, and gender. As of June 30, 2019 and 2018, the plan had an unfunded net pension obligation of approximately $1,525 and $1,268, respectively, and plan assets which totaled approximately $2,849 and $3,050, respectively. For the years ended June 30, 2019, 2018 and 2017 we recognized expense totaling $424, $55, and $1,191, respectively, related to our Swiss plan.